BLACKROCK FUNDS II
BlackRock Low Duration Bond Portfolio
Investor A1, Investor B3, Investor C2 and Investor C3 Shares
(the “Low Duration Fund” or the “Fund”)

Supplement dated November 21, 2014 to the Prospectus dated January 28, 2014

Effective immediately, BlackRock Advisors, LLC (“BlackRock”) has agreed to reduce the management fees payable by the Fund to BlackRock, the Fund’s investment manager, and has agreed contractually to cap certain expenses of Investor A1, Investor B3, Investor C2 and Investor C3 Shares of the Fund. To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if the Fund’s total annual fund operating expenses, excluding certain expenses described in the Prospectus, exceed a certain limit. These contractual expenses caps replace BlackRock’s voluntary expense caps with respect to Investor A1, Investor B3, Investor C2 and Investor C3 Shares of the Fund. Accordingly, the Fund’s Prospectus is amended as follows:

The fee table and example under the section of the Prospectus entitled “Key Facts About BlackRock Low Duration Bond Portfolio — Fees and Expenses of the Fund” are deleted in their entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Investor A1 Shares	Investor B3 Shares	Investor C2 Shares	Investor C3 Shares
Maximum Sales Charge (Load) Imposed on Purchases
(as percentage of offering price)	1.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage
of offering price or redemption proceeds, whichever is lower)	None	4.00%[1]	1.00%[2]	1.00%[2]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A1 Shares	Investor B3 Shares	Investor C2 Shares	Investor C3 Shares
Management Fee	0.34%	0.34%	0.34%	0.34%
Distribution and/or Service (12b-1) Fees	0.10%	0.90%	0.40%	0.90%
Other Expenses	0.29%	0.38%	0.26%	0.34%
Interest Expense	0.04%	0.04%	0.04%	0.04%
Miscellaneous Other Expenses	0.25%	0.34%	0.22%	0.30%
Total Annual Fund Operating Expenses	0.73%	1.62%	1.00%	1.58%
Fee Waivers and/or Expense Reimbursements[3]	(0.09)%	(0.14)%	(0.02)%	(0.04)%
Total Annual Fund Operating Expenses After
Fee Waivers and/or Expense Reimbursements[3]	0.64%	1.48%	0.98%	1.54%

[1]

A contingent deferred sales charge (“CDSC”) of 4.00% is assessed if shares are redeemed within two years. The CDSC for Investor B3 Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B3 Shares. (See the section “Details about the Share Classes — Investor B3 Shares” in the Fund’s prospectus for the complete schedule of CDSCs.)

[2]	There is no CDSC on Investor C2 and Investor C3 Shares after one year.
[3]

As described in the “Management of the Funds” section on page 37, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.60% (for Investor A1 Shares), 1.44% (for Investor B3 Shares), 0.94% (for Investor C2 Shares) and 1.50% (for Investor C3 Shares) of average daily net assets until January 31, 2017. The Fund may have to repay some of these waivers and/or reimbursements to BlackRock in the two years following such waivers and/or reimbursements. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A1 Shares	$165	$313	$ 484	$ 980
Investor B3 Shares	$551	$783	$1,054	$1,898
Investor C2 Shares	$200	$314	$ 548	$1,221
Investor C3 Shares	$257	$491	$ 853	$1,871

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor B3 Shares	$151	$483	$854	$1,898
Investor C2 Shares	$100	$314	$548	$1,221
Investor C3 Shares	$157	$491	$853	$1,871

The table immediately following the sixth paragraph in the section of the Prospectus entitled “Management of the Funds — BlackRock” as it relates solely to the Fund is replaced with the following:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.350%
$1 billion — $2 billion	0.340%
$2 billion — $3 billion	0.330%
Greater than $3 billion	0.320%

The seventh and eighth paragraphs in the section of the Prospectus entitled “Management of the Funds —BlackRock” are deleted and replaced with the following:

BlackRock has contractually agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Funds as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Funds’ investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Funds’ business, if any) of each share class of each Fund at the levels shown both below and in a Fund’s fees and expenses table in the Fund Overview section of this prospectus). Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this prospectus as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.” To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.

With respect to the High Yield Fund and Low Duration Fund, BlackRock has agreed to contractually waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.

The table immediately following the eighth paragraph in the section of the Prospectus entitled “Management of the Funds — BlackRock” as it relates solely to the Fund is replaced with the following:

Contractual Caps[1] on Total Annual Fund Operating Expenses* (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
Low Duration Fund
Investor A1 Shares	0.60%
Investor B3 Shares	1.44%
Investor C2 Shares	0.94%
Investor C3 Shares	1.50%

*	As a percentage of average daily net assets.
[1]

The contractual caps are in effect until January 31, 2017. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Shareholders should retain this Supplement for future reference.

PRO-BD4-PRI-1114SUP